Investment in associates and joint ventures	12 Months Ended
Dec. 31, 2024
Investments in associates and joint ventures [Abstract]
Investments in associates and joint ventures
8 Investment in associates and joint ventures

Investments in associates and joint ventures
in EUR million 2024	Interest held (%)	Fair value of listed invest-ments	Balance sheet value	Total assets	Total liabilities	Total income	Total expenses
TMBThanachart Bank Public Company Limited	23%	1,164	1,266	49,147	42,554	1,474	1,050
Other investments in associates and joint ventures			412
			1,679

Investments in associates and joint ventures
in EUR million 2023	Interest held (%)	Fair value of listed invest- ments	Balance sheet value	Total assets	Total liabilities	Total income	Total expenses
TMBThanachart Bank Public Company Limited	23%	976	1,128	46,666	40,776	1,386	943
Other investments in associates and joint ventures			381
			1,509
TMBThanachart Bank Public Company Limited
ING Group has a 23% investment in TMBThanachart Bank Public Company Limited (hereafter: TTB), a bank listed on the stock exchange of Thailand. TTB is providing products and services to wholesale, small and medium enterprise (SME), and retail customers. TTB is accounted for as an investment in associate based on the size of ING's shareholding and representation on the Board. TTB is part of the Corporate Line segment.
Other investments in associates and joint ventures
Included in Other investments in associates and joint ventures are mainly financial services and (non-) financial technology funds or vehicles operating predominantly in Europe, and are individually not significant to ING Group.
Significant influence for associates in which the interest held is below 20%, is based on the combination of ING Group’s financial interest and other arrangements, such as participation in the Board of Directors.
The associates and joint ventures of ING are subject to legal and regulatory restrictions regarding the amount of dividends they can pay to ING. These restrictions are, for example, dependent on the laws in the country of incorporation for declaring dividends or as a result of minimum capital requirements that are imposed by industry regulators in the countries in which the associates and joint ventures operate.
In addition, the associates and joint ventures also consider other factors in determining the appropriate levels of equity needed. These factors and limitations include, but are not limited to, the rating agency and regulatory views, which can change over time.

Changes in Investments in associates and joint ventures
in EUR million	2024	2023
Opening balance as at 1 January	1,509	1,500
Additions	26	55
Transfers	-7	0
Revaluations	0	4
Share of results	205	149
Dividends received	-91	-74
Disposals	-16	-89
Impairments	-35	-5
Exchange rate differences	87	-32
Other	0
Closing balance	1,679	1,509
Share of results from associates and joint ventures of EUR 205 million (2023: EUR 149 million) as included in the table above is mainly attributable to our share in the results of TTB of EUR 123 million (2023: EUR 107 million) and our share in the result of an associate in Belgium of EUR 77 million following a one-off profit.
The total impairment losses of EUR 35 million relate to associates that are not individually significant.
Impairments and reversal thereof on the investment in TTB
Accumulated impairments on the investment in TTB of EUR 395 million (2023: EUR 395 million) were recognised in previous years. There is no impairment trigger observed as per 31 December 2024. A Value in Use ('VIU') was estimated following the prolonged increase of the quoted TTB share price over the original cost price of the investment and the sustained improved broker consensus outlook. As VIU did not exceed the carrying amount of the investment in TTB no reversal of impairment, was recognised.
Methodology
The recoverable amount is determined as the higher of the fair value less costs of disposal and VIU. Fair value less costs of disposal is based on observable share price. The VIU calculation uses discounted cash flow projections based on management’s best estimates. VIU is derived using a Dividend Discount Model (DDM) where distributable equity, i.e. future earnings available to ordinary shareholders, is used as a proxy for future cash flows. The valuation looks at expected cash flows into perpetuity resulting in two main components to the VIU calculation:
•The estimation of future earnings over a 5-year forecast period; and
•the terminal value being the extrapolation of earnings into perpetuity applying a long-term growth rate. The earnings that are used for extrapolation represent the stable long-term financial results and position of TTB, i.e. a steady state. The terminal value comprises the majority of the total VIU.

Key assumptions used in the VIU calculation as at 31 December 2024
The VIU is determined using a valuation model which is subject to multiple management assumptions. The key assumptions, i.e. those to which the overall result is most sensitive to, are the following:
•Expected future earnings of TTB: Short to medium term expectations are based on forecasts derived from broker consensus. Longer term and steady state expectations into perpetuity are derived using reasonable and supportable assumptions capturing a combination of TTB specific and market data points. A capital maintenance charge is applied, which is management’s forecast of the earnings that need to be withheld in order for TTB to meet target regulatory requirements over the forecast period;
•Discount rate (cost of equity): 10.96%, based on the capital asset pricing model (CAPM) calculated for TTB using current market data; and
•Terminal growth rate: 2.74% consistent with current long term government bond yield in Thailand as a proxy for a risk-free rate.

The model was evaluated for reasonably possible changes to key assumptions in the model. This reflects the sensitivity of the VIU to each key assumption on its own and it is possible that more than one favourable and/or unfavourable change may occur at the same time. The selected rates of reasonably possible changes to key assumptions are based on external analysts’ forecasts and other relevant external data sources, which can change period to period. The sensitivity of the VIU to each key assumption is as follows:
•A favourable change of 10% in the cash flows would result in an increase in VIU of EUR 57 million, while an unfavourable change of -10% would result in a decrease in VIU of EUR -59 million;
•A favourable change of -1% in the discount rate would result in an increase in VIU of EUR 95 million, while an unfavourable change of 1% would result in a decrease in VIU of EUR -75 million;
•A favourable change of 1% in the terminal growth rate would result in an increase in VIU of EUR 68 million, while an unfavourable change of -1% would result in a decrease in VIU of EUR -53 million;